UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   January 22, 2005
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                                 Ultratech, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                 0-22248                 94-3169580
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   (State or other jurisdiction    (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)


          3050 Zanker Road, San Jose, California            95134
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         (Address of principal executive offices)         (Zip Code)


         Registrant's telephone number, including area code   (408) 321-8835
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                                       N/A
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement


On January 22, 2005, the Compensation Committee of the Board of Directors of the Registrant approved the Registrant's 2005 Management Incentive Plan (the "MIP"). The MIP provides cash bonus opportunities for fiscal 2005 to members of management, including each of the Registrant's named executive officers, and certain other key employees of the Registrant.

The total bonus pool under the MIP will equal 12% of Registrant's 2005 net income above a certain net income dollar amount. No bonuses will be paid under the MIP if that certain minimum dollar amount of 2005 net income is not achieved. Each participant in the MIP has a target incentive opportunity stated as a percentage of base salary. The target incentive opportunities (each, expressed as a percentage of base salary) for the Registrant's named executive officers are as follows depending upon the dollar amount of net income: Mr. Arthur Zafiropoulo: 46%-120%; Mr. John Denzel and Mr. Bruce Wright: 35% - 90%; and Mr. Richard Friedman: 31% - 80%. The MIP bonus pool (determined based on actual 2005 net income) will be allocated among MIP participants proportionately based on their relative target incentive opportunity amounts. A MIP participant must be employed at the time MIP payments are made in order to be entitled to a bonus. Fifty percent of the bonus will be paid after the end of fiscal 2005 and the balance will be paid in three equal annual installments thereafter with interest on such unpaid amounts.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 ULTRATECH, INC.
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                                  (Registrant)



Date:    January 27, 2005               By: /s/ Bruce R. Wright
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                                            Bruce R. Wright
                                            Senior Vice President, Finance and
                                            Chief Financial Officer (Duly
                                            Authorized Officer and Principal
                                            Financial and Accounting Officer)